Exhibit 10.13.6

EXECUTION

AMENDMENT NO. 6

TO MASTER REPURCHASE AGREEMENT

Amendment No. 6 to Master Repurchase Agreement, dated as of January 14, 2019 (this “Amendment”), between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (the “Buyer”) and United Shore Financial Services, LLC (the “Seller”).

RECITALS

The Buyer and the Seller are parties to (a) that certain Master Repurchase Agreement, dated as of November 5, 2014 (as amended by Amendment No. 1, dated as of November 4, 2015, Amendment No. 2, dated as of August 16, 2016, Amendment No. 3, dated as of November 2, 2016, Amendment No. 4, dated as of January 12, 2018 and Amendment No. 5, dated as of May 30, 2018, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”) and (b) that certain Pricing Letter, dated as of November 5, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Pricing Letter, as applicable.

The Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.    Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

“Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership meeting the requirements of the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230.

“Delaware LLC Act” shall mean Chapter 18 of the Delaware Limited Liability Company Act, 6 Del. C. §§ 18-101 et seq., as amended.

“Division/Series Transaction” shall mean, with respect to any Person that is a limited liability company organized under the laws of the State of Delaware, that any such Person (a) divides into two or more Persons (whether or not the original Person or Subsidiary thereof survives such division) or (b) creates, or reorganizes into, one or more series, in each case, as contemplated under the laws of the State of Delaware, including without limitation Section 18-217 of the Delaware LLC Act.

“RD Loan” shall mean a Mortgage Loan which is the subject of a RD Loan Guaranty Agreement as evidenced by a loan guaranty.

“RD Loan Guaranty Agreement” shall mean the agreement evidencing the contractual obligation of the RD respecting the guaranty of an RD Loan.

“Settlement Threshold” shall have the meaning specified in the Pricing Letter.

“VA Loan” shall mean a Mortgage Loan which is the subject of a VA Loan Guaranty Agreement as evidenced by a loan guaranty certificate.

“VA Loan Guaranty Agreement” shall mean the agreement evidencing the contractual obligation of the VA respecting the guaranty of a VA Loan.

SECTION 2.    Covenants. Section 11 of the Existing Repurchase Agreement is hereby amended by:

2.1    (i) deleting the “and” at the end of subsection (c)(i)(D) and replacing it with “or” and (ii) adding the following new subsection (c)(i)(E):

(c)(i)(E)    (1) entering into any settlement with any third party, including, without limitation, a Governmental Authority, or (2) the issuance of a consent order by any Governmental Authority, in which in the case of clauses (1) or (2), the fines, penalties, settlement amounts or any other amounts, individually or in the aggregate, owed by the Seller Party thereunder exceeds the Settlement Threshold in the twelve (12) month period preceding the Termination Date; and

2.2 adding the following new subsections (gg) and (hh) at the end thereof:

(gg)    Beneficial Ownership Certification. Seller shall at all times either (i) ensure that the Seller has delivered to Buyer a Beneficial Ownership Certification, if applicable, and that the information contained therein is true and correct in all respects or (ii) deliver to Buyer an updated Beneficial Ownership Certification within one (1) Business Day following the date on which the information contained in any previously delivered Beneficial Ownership Certification ceases to be true and correct in all respects. To the extent Seller believes that it is excluded from the requirements of the Beneficial Ownership Regulation, Seller shall certify as such and provide the specific exclusion relied on.

(hh)    No Division/Series Transactions. Notwithstanding anything to the contrary contained in this Agreement or any other Program Document, (i) Seller shall not enter into (or agree to enter into) any Division/Series Transaction, or permit any of its Subsidiaries to enter into (or agree to enter into), any Division/Series Transaction and (ii) none of the provisions in this Agreement nor any other Program Document shall be deemed to permit any Division/Series Transaction.

SECTION 3.    Events of Default. Section 12 of the Existing Repurchase Agreement is hereby amended by deleting subsection (c) in its entirety and replacing it with the following:

(c)    Immediate Covenant Default. The failure of a Seller Party to perform, comply with or observe any term, covenant or agreement applicable to Seller contained in any of Sections 11(a) (Preservation of Existence; Compliance with Law); (d) (Financial Reporting); (f) (True and Correct Information); (g) (ERISA Events); (h) (Financial Condition Covenants); (k) (Insurance); (m) (Illegal Activities.); (n) (Material Change in Business); (o) (Limitation on Dividends and Distributions); (q) (Disposition of Assets; Liens); (r) (Transactions with Affiliates); (s) (Organization); (t) (Mortgage Loan Reports); (v) (Approved Underwriting Guidelines);(w) (Agency Approvals; Servicing); (y) (Takeout Payments); (cc) (Trade Assignment); or (hh) (No Division/Series Transactions); or

SECTION 4.    Notices and Other Communications. Section 23 of the Existing Repurchase Agreement is hereby amended by deleting Buyer’s notice information in its entirety and replacing it with the following:

If to Buyer:    UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York

1285 Avenue of the Americas

New York, NY 10019

Attention: [***]

Telephone: [***]

Facsimile: [***]

Email: [***]

With a copy to:

Chad Eisenberger

Executive Director & Counsel

UBS Business Solutions LLC

1285 Avenue of the Americas

New York, NY 10019

Telephone: [***]

Email: [***]

And:

[***]

SECTION 5.    Representations and Warranties. Schedule 1 to the Existing Repurchase Agreement is hereby amended by:

5.1    deleting paragraph (h) in its entirety and replacing it with the following:

(h)    Hazard Insurance. Pursuant to the terms of the Mortgage, all buildings or other improvements upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae guides or by Freddie Mac, as well as all additional requirements set forth in the Approved Underwriting Guidelines. If required by the National Flood Insurance Act of 1968, as amended, and the Flood Disaster Protection Act of 1973, as amended, each Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration as in effect which policy conforms to Fannie Mae and Freddie Mac, as well as all additional requirements set forth in the Servicing Agreement. All individual insurance policies contain a standard mortgagee clause naming Seller and its successors and assigns as mortgagee, and all premiums thereon have been paid and such policies may not be reduced, terminated or cancelled without thirty (30) days’ prior written notice to the mortgagee. The Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor’s cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a “master” or “blanket” hazard insurance policy covering a condominium, or any hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of Buyer upon the consummation of the transactions contemplated by this Agreement. Seller has not engaged in, and has no knowledge of the Mortgagor’s or any servicer’s having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of such policy, including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by Seller.

5.2    adding the following new paragraph (bbbb) at the end thereof:

(bbbb) FHA Loans, VA Loans and RD Loans. With respect to each FHA Loan, VA Loan and RD Loan, as applicable, (i) the FHA Mortgage Insurance Certificate is in full force and effect, there exists no impairment to full recovery, the VA Loan Guaranty Agreement is in full force and effect to the maximum extent stated therein and there exists no impairment to full recovery thereunder and the RD Loan Guaranty Agreement is in full force and effect to the maximum extent stated therein and there exists no impairment to full recovery thereunder, (ii) all necessary steps have been taken to keep such guaranty or insurance valid, binding and enforceable and each of such is the binding, valid and enforceable obligation of the FHA, the VA and RD, as applicable, to the full extent thereof, without surcharge, set-off or defense, (iii) such FHA Loan is insured, or eligible to be insured, pursuant to the National Housing Act and such VA Loan is guaranteed, or eligible to be guaranteed, under the provisions of Chapter 37 of Title 38 of the United States Code, as applicable, (iv) with respect to each FHA Mortgage Insurance Certificate, VA Loan Guaranty Agreement and RD Loan Guaranty Agreement, as applicable, Seller has complied with applicable provisions of the insurance for guaranty contract and federal statutes and regulations, all premiums or other charges due in connection with such insurance or guarantee have been paid, there has been no act or omission which would or may invalidate any such insurance or guaranty, and the insurance or guaranty is, or when issued, will be, in full force and effect with respect to such Mortgage Loan and (v) Seller has no knowledge of any circumstance which would cause such FHA Loan to be ineligible for FHA mortgage insurance, such VA Loan to be ineligible for a VA loan guaranty, such RD Loan to be ineligible for a RD loan guaranty or cause the FHA, the VA or RD to deny or reject the related Mortgagor’s application for FHA mortgage insurance, a VA loan guaranty or RD loan guaranty, as applicable.

SECTION 6.    Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

6.1    Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a) this Amendment, executed and delivered by duly authorized officers, as applicable, of the Buyer and the Seller; and

(b) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 7.    Ratification of Agreement. As amended by this Amendment, the Existing Repurchase Agreement is in all respects ratified and confirmed and the Existing Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

SECTION 8.    Representations and Warranties.    The Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 10 of the Repurchase Agreement. The Seller hereby represents and warrants that this Amendment has been duly and validly executed and delivered by it, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 9.    Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 10.    Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 11.    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The original documents shall be promptly delivered, if requested.

SECTION 12.    Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 13.    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION BETWEEN BUYER AND SELLER SHALL BE GOVERNED BY E-SIGN.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

UBS AG, BY AND THROUGH ITS BRANCH OFFICE AT 1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK, as Buyer

By:	/s/ Kimberly Browne
	Name:	Kimberly Browne
	Title:	Managing Director

By:	/s/ Hye-Eun Cheong
	Name:	Hye-Eun Cheong
	Title:	Director

UNITED SHORE FINANCIAL SERVICES, LLC, as Seller

By:
Name:
Title:

Signature Page to Amendment No. 6 to Master Repurchase Agreement

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

UBS AG, BY AND THROUGH ITS BRANCH OFFICE AT 1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK, as Buyer

By:
Name:
Title:

By:
Name:
Title:

UNITED SHORE FINANCIAL SERVICES, LLC, as Seller

By:	/s/ Kirstin Hammond
	Name:	Kirstin Hammond
	Title:	EVP

Signature Page to Amendment No. 6 to Master Repurchase Agreement